Franklin Auto Trust 2001-1
Monthly Servicing Report


Collection Period:                                January 2001
Distribution Date:                                February 15, 2001


Section I.  Original Deal Parameters

A.   Original Portfolio                                                 Principle Weighted Average
                          Number of        Principal      Coupon     Original Term    Remaining Term     Seasoning
                          Contracts         Balance        (WAC)         (Months)        (Months)         (Months)
                        -------------------------------------------------------------------------------------------
i.   Prime Loans           4,081        67,907,880.60     10.49%          66.04          58.32              7.72
ii.  Non-Prime Loans       3,924        68,673,917.63     14.02%          67.44          62.01              5.43
iii. Sub-Prime Loans         146         2,505,255.54     17.08%          66.74          60.90              5.84
iv.  Total Loans           8,151       139,087,053.78     12.35%          66.75          60.19              6.56

B.   Bonds Issued

                          Original
                          Principal                     Legal Final
                          Balance            Coupon       Maturity      CUSIP
                        --------------------------------------------------------
i.   Class A-1 Notes       87,000,000.00       5.386%     10/15/2004   35242RAG9
ii.  Class A-2 Notes       52,081,000.00       5.857      07/15/2008   35242RAH7


C.   Spread Account

i.   Initial Cash Deposit                       347,718.00
ii.  Spread Account Floor Amount                2,086,306.00
iii. Specified Spread Account Amount            4.5% of Outstanding Pool Balance
iv.  Maximum Spread Account Amount              10% of Outstanding Pool Balance
v.   Initial Payment Provider Commitment        5,911,200.00


Section II.  Deal Status as of Previous

A.   Portfolio                                                          Principle Weighted Average
                          Number of        Principal      Coupon     Original Term    Remaining Term     Seasoning
                          Contracts         Balance        (WAC)         (Months)        (Months)         (Months)
                        -------------------------------------------------------------------------------------------
i.   Prime Loans           4,081        67,907,880.60     10.49%          66.0           58.3               7.7
ii.  Non-Prime Loans       3,924        68,673,917.63     14.02%          67.4           62.0               5.4
iii. Sub-Prime Loans         146         2,505,255.54     17.08%          66.7           60.9               5.8
iv.  Total Loans           8,151       139,087,053.78     12.35%          66.7           60.2               6.5

B.   Bonds Outstanding

                                                 Principal       Unpaid Interest
                                                  Balance       Shortfall Amount
                                               ---------------------------------

i.   Class A-1 Notes                           87,000,000.00            0.00
ii.  Class A-2 Notes                           52,081,000.00            0.00

C.   Spread Account

i.   Spread Account Cash Balance                  347,718.00
ii.  Payment Provider Commitment                5,911,200.00

D.   Shortfall Amounts

i.   Base Servicing Fee Shortfall                       0.00
ii.  Surety Fee Shortfall                               0.00
iii. Unreimbursed Surety Draws                          0.00
iv.  Unreimbursed Insurer Optional Deposit              0.00
v.   Excess Servicing Fee Shortfall                     0.00

Section II.  Deal Status as of Previous
                Distribution Date

E.   Delinquencies in Period

                               30-59            60-89            90-119          120+           Repo       Charge Offs
                                Days             Days             Days           Days       in Inventory    in Period
                           ---------------------------------------------------------------------------------------------
Principal Balance

i.   Prime Loans            0.00             0.00             0.00          0.00            0.00            0.00
ii.  Non-Prime Loans        0.00             0.00             0.00          0.00            0.00            0.00
iii. Sub-Prime Loans        0.00             0.00             0.00          0.00            0.00            0.00
iv.  Total Loans            0.00             0.00             0.00          0.00            0.00            0.00


                               30-59            60-89            90-119          120+           Repo       Charge Offs
                                Days             Days             Days           Days       in Inventory    in Period
                           ---------------------------------------------------------------------------------------------
Number of Contracts

i.   Prime Loans                   0                0                0               0            0               0
ii.  Non-Prime Loans               0                0                0               0            0               0
iii. Sub-Prime Loans               0                0                0               0            0               0
iv.  Total Loans                   0                0                0               0            0               0


                                30-59            60-89            90-119          120+           Repo       Charge Offs
                                 Days             Days              Days          Days       in Inventory    in Period
                           ---------------------------------------------------------------------------------------------
Principal Balance as a
  % of Previous Balance

i.   Prime Loans                0.00%            0.00%             0.00%          0.00%          0.00%        0.00%
ii.  Non-Prime Loans            0.00%            0.00%             0.00%          0.00%          0.00%        0.00%
iii. Sub-Prime Loans            0.00%            0.00%             0.00%          0.00%          0.00%        0.00%
iv.  Total Loans                0.00%            0.00%             0.00%          0.00%          0.00%        0.00%


                                30-59            60-89            90-119           120+           Repo       Charge Offs
                                 Days             Days              Days           Days       in Inventory    in Period
                           ---------------------------------------------------------------------------------------------
Number of Contracts as a
  % of Previous Number

i.   Prime Loans                0.00%            0.00%             0.00%          0.00%          0.00%         0.00%
ii.  Non-Prime Loans            0.00%            0.00%             0.00%          0.00%          0.00%         0.00%
iii. Sub-Prime Loans            0.00%            0.00%             0.00%          0.00%          0.00%         0.00%
iv.  Total Loans                0.00%            0.00%             0.00%          0.00%          0.00%         0.00%

Section III.  Collection Period Activity and
                 Current Status

A.   Portfolio                                                             Principle Weighted Average
                          Number of            Principal     Coupon    Original Term    Remaining Term    Seasoning
                          Contracts             Balance       (WAC)        (Months)        (Months)       (Months)
                        -------------------------------------------------------------------------------------------
i.   Prime Loans            4,009             65,713,204.12   10.50%         66.10          57.36           8.74
ii.  Non-Prime Loans        3,865             66,988,262.90   14.03%         67.48          61.06           6.42
iii. Sub-Prime Loans          142              2,414,552.42   17.07%         66.71          60.05           6.66
iv.  Total Loans            8,016            135,116,019.44   12.36%         66.79          59.24           7.55

B.   Delinquencies in Period

                               30-59            60-89            90-119          120+           Repo       Charge Offs
                                Days             Days             Days           Days       in Inventory    in Period
                           ---------------------------------------------------------------------------------------------
Principal Balance

i.   Prime Loans            112,919.43           0.00              0.00            0.00          0.00          0.00
ii.  Non-Prime Loans         45,354.31           0.00              0.00            0.00          0.00          0.00
iii. Sub-Prime Loans              0.00           0.00              0.00            0.00          0.00          0.00
iv.  Total Loans            158,273.74           0.00              0.00            0.00          0.00          0.00

                               30-59            60-89            90-119          120+           Repo       Charge Offs
                                Days             Days             Days           Days       in Inventory    in Period
                           ---------------------------------------------------------------------------------------------
Number of Contracts

i.   Prime Loans                   8                0                0               0              0             0
ii.  Non-Prime Loans               3                0                0               0              0             0
iii. Sub-Prime Loans               0                0                0               0              0             0
iv.  Total Loans                  11                0                0               0              0             0

                               30-59            60-89            90-119          120+           Repo       Charge Offs
                                Days             Days              Days          Days       in Inventory    in Period
                           ---------------------------------------------------------------------------------------------
Principal Balance as a
  % of Current Balance

i.   Prime Loans               0.17%            0.00%             0.00%          0.00%           0.00%         0.00%
ii.  Non-Prime Loans           0.07%            0.00%             0.00%          0.00%           0.00%         0.00%
iii. Sub-Prime Loans           0.00%            0.00%             0.00%          0.00%           0.00%         0.00%
iv.  Total Loans               0.12%            0.00%             0.00%          0.00%           0.00%         0.00%

                               30-59            60-89            90-119          120+           Repo       Charge Offs
                                Days             Days              Days          Days       in Inventory    in Period
                           ---------------------------------------------------------------------------------------------
Number of Contracts as a
  % of Current Number

i.   Prime Loans               0.20%            0.00%             0.00%          0.00%           0.00%         0.00%
ii.  Non-Prime Loans           0.08%            0.00%             0.00%          0.00%           0.00%         0.00%
iii. Sub-Prime Loans           0.00%            0.00%             0.00%          0.00%           0.00%         0.00%
iv.  Total Loans               0.14%            0.00%             0.00%          0.00%           0.00%         0.00%

Section III.  Collection Period Activity and
                 Current Status

C.   Collections

i.   Simple Interest Contracts
     a.  Interest Collections                            1,609,731.00
     b.  Principal Collections                           3,579,497.56
ii.  Net Liquidation Proceeds                                    0.00
iii. Post Disposition Recoveries                                 0.00
iv.  Rebates of Capitalized Insurance Premiums                   0.00
v.   Repurchase Amounts
     a.  Interest                                            4,631.27
     b.  Principal                                         391,536.78

D.   Total Available

i.   Total Interest Collections                          1,614,362.27
ii.  Total Principal Collections                         3,971,034.34
iii. Collected Funds                                     5,585,396.61
iv.  Reinvestment Income Collected in Spread Account             0.00

E.   Month End Pool Balance

i.   Beginning Pool Balance                            139,087,053.78
ii.  Principal Collections                               3,971,034.34
iii. Realized and Cram-Down Losses                               0.00
iv.  Month End Pool Balance                            135,116,019.44

Section IV.  Distribution Calculations

A.   Servicing Fee

i.   Servicing Fee Rate

     a.  Prime Receivable @ 1.00%                           56,589.90
     b.  Non-prime Receivables @ 1.50%                      85,842.40
     c.  Sub-prime Receivables @ 2.00%                       4,175.43
     d.  Total Servicing Fee                               146,607.72
     e.  Total Receivables @ 1.25%                         144,882.35

ii.  Base Servicing Fee (less of id. and ie.)              144,882.35
iii. Previous Servicing Fee Shortfall                            0.00
iv.  Additional Servicing Fee                                1,725.38
v.   Previous Additional Servicing Fee Shortfall                 0.00
vi.  Total Additional Servicing Fee                          1,725.38
vii. Supplemental Servicing Fee                             29,543.31
viii.Total Supplemental Servicing Fee                       29,543.31


B.   Surety Fee

i.    Surety Fee Rate                                           0.165%
ii.   Base Surety Fee Due                                   19,124.47
iii.  Previous Surety Fee Shortfall                              0.00
iv.   Total Surety Fee Due                                  19,124.47

C.   Bond Interest

                                                                                                 Accrued
                                  Bond                                            Previous     Interest on
                                Interest     Number of Days       Current         Interest       Interest      Total Bond
                                  Rate        in Period           Interest        Shortfall     Shortfall     Interest Due
                             ---------------------------------------------------------------------------------------------

i.   Class A-1 Notes             5.39%               30          390,485.00         0.00          0.00         390,485.00
ii.  Class A-2 Notes             5.86%               30          254,198.68         0.00          0.00         254,198.68
iii. Total                       5.56%               30          644,683.68         0.00          0.00         644,683.68

D.   Bond Principal

i.   Beginning Note Balance                              139,081,000.00
ii.  Current Pool Balance                                135,116,019.44
iii. Principal Distributable Amount                        3,964,980.56


E.   Total Required Distributions                          4,773,671.06
F.   Total Available Funds                                 5,585,396.61
G.   Required Distribution Shortfall                               0.00
H.   Cash Available in Spread Account                        347,718.00
I.   Reserve Account Draw                                          0.00
J.   Payment Provider Commitment                           5,911,200.00
K.   Payment Provider Required Payment Amount                      0.00
L.   Surety Draw                                                   0.00
M.   Insurer Optional Deposit                                      0.00
N.   Total Cash Available for Distributions                5,585,396.61

Section V.  Waterfall for Distributions

A.   Total Available Funds                                5,585,396.61

                                                                                                     Remaining
                                                     Amount             Amount                         Amount
                                                      Due                Paid        Shortfall      Available for
                                                                                                    Distribution
                                               ---------------------------------------------------------------------
B.   Servicing Fee                                 144,882.35         144,882.35          0.00      5,440,514.26
C.   Surety Fee                                     19,124.47          19,124.47          0.00      5,421,389.79
D.   Note Interest                                 644,683.68         644,683.68          0.00      4,776,706.11
E.   Principal Distributable Amount              3,964,980.56       3,964,980.56          0.00        811,725.55
F.   Interest on Unreimbursed Surety Draws               0.00               0.00          0.00        811,725.55
G.   Reimbursement of Previous Surety Draws              0.00               0.00          0.00        811,725.55
H.   Reimbursement of Insurer Optional Deposits          0.00               0.00          0.00        811,725.55
I.   Reserve Deposit                             1,738,587.81         811,725.55    926,862.26              0.00
J.   Payment of Additional Servicing Fee             1,725.38               0.00      1,725.38              0.00
K.   Deposit to Certificate Distribution Acct.           0.00               0.00          0.00              0.00

Section VI.  Bond Reconciliation

                               Beginning          Principal       Ending          Interest      Interest      Interest
                                Balance              Paid         Balance            Due          Paid        Shortfall
                             ---------------------------------------------------------------------------------------------
A.  Class A-1 Notes            87,000,000.00      3,964,980.56    83,035,019.44    390,485.00     390,485.00     0.00
B.  Class A-2 Notes            52,081,000.00              0.00    52,081,000.00    254,198.68     254,198.68     0.00
C.  Total                     139,081,000.00      3,964,980.56   135,116,019.44    644,683.68     644,683.68     0.00

Section VII.  Spread Account Reconciliation

A.   Net Yield Calculations

     i.   Current Month                                              7.08%
     ii.  Previous Month                                             0.00%
     iii. Second Previous Month                                      0.00%
     iv.  Three-Month Average                                        0.00%
     v.   Previous Three Month Average                               0.00%
     vi.  Second Previous Three Month Average                        0.00%

B.   Has Net Yield Trigger Event Occurred and Is It Continuing?        NO
C.   Has Spread Account Deposit Event Occurred
       (clauses (i) through (iv) or (iv))?                             NO
D.   Has Spread Account Deposit Event Occurred (clause (v))?           NO
E.   Required Spread Account Parameters:
     i.   Spread Account Floor Amount                        2,086,305.81
     ii.  Spread Account Specified Amount                    6,080,220.87
     iii. Spread Account Maximum Amount                     13,511,601.94
     iv.  Spread Account Required Amount                     2,086,305.81


F.   Allocations, Deposits and Reductions of the Spread              Deposit of       Change in     Cash on
        Account and the Payment Provider Commitment                   Cash in          Payment     Deposit in        Payment
                                                                      Spread           Provider     Spread           Provider
                                                                      Account         Commitment    Account         Commitment
                                                                 -------------------------------------------------------------------
i.   Beginning Balance                                                  0.00             0.00       347,718.00      5,911,200.00
ii.  Deposit of Payment Provider Commitment into Spread
       Account upon Spread Account Deposit Event (i-iv or vi)           0.00             0.00       347,718.00      5,911,200.00
iii. Deposit of Payment Provider Commitment into Spread
       Account upon Spread Account Deposit Event (v)              811,725.55             0.00       347,718.00      5,911,200.00
iv.  Deposit to Spread Account from Waterfall                           0.00             0.00     1,159,443.55      5,911,200.00
v.   Release from Spread Account when Net Yield Trigger
       Event Has Not Occurred or Has Been Deemed Cured                  0.00             0.00     1,159,443.55      5,911,200.00
vi.  Release from Spread Account when Net Yield Trigger
       Event Has Occurred and Has Not Been Deemed Cured                 0.00             0.00     1,159,443.55      5,911,200.00
vii. Reduction of Payment Provider Commitment when
       Net Yield Trigger Event Not Occurred or Deemed Cured             0.00       990,422.68     1,159,443.55      4,920,777.32
viii.Withdrawal from Spread Account for Insurer Optional Deposit        0.00             0.00     1,159,443.55      4,920,777.32
ix.  Reduction of Payment Provider Commitment when Net
       Yield Trigger Event Has Occurred and Not Deemed Cured            0.00             0.00     1,159,443.55      4,920,777.32

Section VIII.  Surety Bond Reconciliation

A.   Previously Unreimbursed Surety Bond Draws                            0.00
B.   Interest Rate on Outstanding Draws (PRIME + 1%)                      9.50%
C.   Current Interest Accrued on Previously Outstanding Draws             0.00
D.   Interest Paid on Unreimbursed Surety Draws                           0.00
E.   New Surety Bond Draws                                                0.00
F.   Reimbursement of Previous Surety Draws                               0.00
G.   Unreimbursed Surety Draws                                            0.00
H.   Previous Unreimbursed Insurer Optional Deposits                      0.00
I.   New Insurer Optional Deposit                                         0.00
J.   Reimbursement of Previous Insurer Optional Deposits                  0.00
K.   Unreimbursed Insurer Optional Deposits                               0.00


Section IX.  Historical Portfolio Performance

                             Previous                          Previous                        Current
                              Period       Current Period       Period        Current          Period
                            Cumulative      Charge-Offs       Cumulative   Period Losses      Prepayment
                           Charge Offs                          Losses                          Speed
                          -------------------------------------------------------------------------------

i.   Prime Loans            0.00                  0.00                 0.00        0.00        1.6340%
ii.  Non-Prime Loans        0.00                  0.00                 0.00        0.00        1.2312%
iii. Sub-Prime Loans        0.00                  0.00                 0.00        0.00        2.2011%
iv.  Total Loans            0.00                  0.00                 0.00        0.00        1.4594%





 /S/ Harold E. Miller, Jr.                  /S/ Tonya B. Roemer
------------------------------------       -----------------------------------
Harold E. Miller, Jr.                      Tonya B. Roemer
President, C.E.O.                          Vice President